Summary ProspectusJuly 1, 2010

T. Rowe Price New Jersey Tax-Free Bond Fund — NJTFX

Before you invest, you may want to review the fund`s prospectus, which contains more information about the fund and its risks. You can find the fund`s prospectus and other information about the fund online at troweprice.com/prospectusesandreports. You can also get this information at no cost by calling 1-800-638-5660 or by sending an e-mail request to info@troweprice.com. This Summary Prospectus incorporates by reference the fund`s prospectus, dated July 1, 2010, and Statement of Additional Information, dated July 1, 2010.

Investment Objective

The fund seeks to provide, consistent with prudent portfolio management, the highest level of income exempt from federal and New Jersey state income taxes, by investing primarily in investment-grade New Jersey municipal bonds.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Fees and Expenses of the Fund
Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	NONE
Maximum deferred sales charge (load)	NONE
Redemption fee	NONE
Maximum account fee	$10a
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.41%
Distribution and service (12b-1) fees	0.00%
Other expenses	0.12%
Total annual fund operating expenses	0.53%

aNonretirement accounts with less than a $2,000 balance (with certain exceptions) may be subject to an annual $10 fee.

Example  This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund`s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$54	$170	$296	$665

Portfolio Turnover  The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund`s performance. During the most recent fiscal year, the fund`s portfolio turnover rate was 10.4% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies  The fund will invest so that, under normal market conditions, at least 80% of its net assets are invested in bonds that pay interest exempt from federal and New Jersey state income taxes, and at least 80% of the fund`s income is exempt from federal and New Jersey state income taxes. The fund`s weighted average maturity is expected to exceed 10 years. Most investments are in investment-grade securities, which means their ratings are within the four highest credit categories (for example, AAA, AA, A, or BBB) as determined by at least one nationally recognized credit rating agency or, if unrated, deemed to be of comparable quality by T. Rowe Price. However, the fund may invest up to 10% of its total assets in below investment-grade securities, including those with the lowest rating. In addition, up to 20% of the fund`s income could be derived from securities subject to the alternative minimum tax (AMT).

Investment decisions for the fund reflect the portfolio manager`s outlook for interest rates and the economy, as well as the prices and yields of various securities. This approach is designed to help the manager capture appreciation opportunities when rates are falling and reduce the impact of falling prices when rates are rising. For example, if interest rates are expected to fall, the fund may purchase longer-term securities in an attempt to seek higher yields and/or capital appreciation. Conversely, if interest rates are expected to rise, the fund may seek securities with shorter maturities. And if our economic outlook is positive or if valuations for lower-quality bonds are attractive, we may take advantage of the fund`s "basket" for noninvestment-grade bonds.

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The fund may invest a significant portion of assets in securities that are not general obligations of the state. These may be issued by local governments or public authorities and are rated according to their particular creditworthiness, which may vary from the state`s general obligation securities. From time to time, the fund may invest a significant portion of its assets in sectors with special risks, such as hospital, electric utility, or private activity bonds.

The fund may also sometimes invest in obligations of the commonwealth of Puerto Rico and its public corporations (as well as the U.S. territories of Guam and the Virgin Islands) whose interest is exempt from federal and New Jersey state income taxes. These securities are generally purchased when they offer a comparably attractive combination of risk and return.

Due to seasonal variations in the supply of suitable New Jersey securities, the fund may invest in municipals whose interest is exempt from federal but not New Jersey state income taxes. Every effort will be made to minimize such investments, but they could compose up to 10% of the fund`s annual income.

The fund may sell holdings for a variety of reasons, such as to adjust the portfolio`s average maturity, duration, or credit quality or to shift assets into and out of higher-yielding securities.

While most assets will be invested in municipal securities, the fund may invest in other securities and use derivatives, including futures and swaps, in keeping with the fund`s objective.

Principal Risks  As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund`s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund are summarized as follows:

Active management risk  The fund is subject to the risk that the investment adviser`s judgments about the attractiveness, value, or potential appreciation of the fund`s investments may prove to be incorrect. If the securities selected and strategies employed by the fund fail to produce the intended results, the fund could underperform other funds with similar objectives and investment strategies.

Credit risk  This is the risk that an issuer of a debt security or counterparty to an over-the-counter derivative could suffer an adverse change in financial condition that results in a payment default, security downgrade, or inability to meet a financial obligation. Economic downturns often result in reduced levels of taxes collected and revenues earned for municipalities. This, in turn, lessens the financial strength of a municipality and increases the credit risk of the securities it issues.

Interest rate risk  This is the risk that a rise in interest rates will cause the price of a fixed rate debt security to fall. Generally, the longer the maturity of a security or weighted average maturity of a fund, the greater the interest rate risk.

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Municipal securities risk  The fund will be significantly impacted by events that affect the overall municipal securities markets, which could include unfavorable legislative or political developments and adverse changes in the financial conditions of municipal securities issuers. Income from municipal securities held by the fund could be declared taxable because of changes in tax laws or interpretations by taxing authorities, or noncompliant conduct of a municipal security issuer. In addition, a portion of the fund`s otherwise tax-exempt dividends may be taxable to those shareholders subject to the AMT. Any fund investments in Puerto Rico or U.S. territories may involve additional credit and tax risk.

State specific risk  This refers to the risk that developments in New Jersey will adversely affect the securities held by the fund. Because the fund invests primarily in securities issued by New Jersey and its municipalities, it is more vulnerable to unfavorable developments in New Jersey than are funds that invest in municipal securities of many states. Adverse developments in an economic sector may have far-reaching impacts on the overall New Jersey municipal securities market.

As of June 1, 2010, the state of New Jersey`s general obligation debt was rated Aa2 by Moody`s, AA by Standard & Poor`s (S&P), and AA by Fitch. All three rating agencies maintain stable outlooks. Moody`s and Fitch recently recalibrated their ratings to a global scale, which led to an upgrade in their ratings based on a change in methodology and not improved credit quality.

Liquidity risk  This is the risk that the fund may not be able to sell a security timely or at desired prices.

Nondiversification risk  As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. As a result, poor performance by a single large holding of the fund could adversely affect fund performance more than if the fund were invested in a larger number of companies.

Derivatives risk To the extent the fund uses futures, swaps, and other derivatives, it is exposed to additional volatility and potential losses resulting from leverage. The use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid, and difficult to value.

Performance  The bar chart showing calendar year returns and the average annual total returns table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. The fund`s past performance (before and after taxes) is not necessarily an indication of future performance.

The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

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In addition, the average annual total returns table shows hypothetical after-tax returns to suggest how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor`s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement account (IRA).

The fund`s return for the three months ended 3/31/10 was 1.36%.

Average Annual Total Returns
	Periods ended December 31, 2009
	1 year	5 years	10 years
New Jersey Tax-Free Bond Fund
Returns before taxes	14.40%	3.62%	5.29%
Returns after taxes on distributions	14.40	3.62	5.29
Returns after taxes on distributions and sale of fund shares	11.03	3.71	5.22
Barclays Capital Municipal Bond Index	12.91	4.32	5.75
Lipper New Jersey Municipal Debt Funds Average	18.33	3.36	4.83

Updated performance information is available through troweprice.com or may be obtained by calling 1-800-225-5132.

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Management

Investment Adviser  T. Rowe Price Associates, Inc. (T. Rowe Price).

Portfolio Manager  Kostantine B. Mallas is Chairman of the fund`s Investment Advisory Committee. Mr. Mallas has been chairman of the committee since 2000 and he joined T. Rowe Price in 1986.

Purchase and Sale of Fund Shares

The fund`s investment minimums generally are as follows (if you hold shares through a financial intermediary, the financial intermediary may impose different investment minimums):

Type of Account	Minimum initial purchase	Minimum subsequent purchase
IRAs and retirement plan accounts, Uniform Gifts to Minors Act or Uniform Transfers to Minors Act (UGMA/UTMA) accounts, and Education Savings Accounts (ESAs)	$1,000	$50
All other accounts	2,500	100

You may purchase, redeem, or exchange shares of the fund on any day the New York Stock Exchange is open for business by accessing your account online at troweprice.com, by calling 1-800-225-5132, or by written request. If you hold shares through a financial intermediary, you must purchase, redeem, and exchange shares through your intermediary.

Tax Information

The fund declares dividends daily and pays them on the first business day of each month. The fund intends to distribute income that is exempt from federal and New Jersey state income taxes. However, a portion of the fund`s distributions may be subject to income taxes or the AMT.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary, the fund and its related companies may pay the intermediary for the performance of administrative services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary`s Web site for more information on these payments.

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F47-045 7/1/10

T. Rowe Price Associates, Inc.

100 East Pratt Street

Baltimore, MD 21202